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                                                                     Exhibit 1.1

                       CHINA NEPSTAR CHAIN DRUGSTORE LTD.

                      _________ AMERICAN DEPOSITARY SHARES

                                  REPRESENTING

                            _________ ORDINARY SHARES

                         (PAR VALUE US$0.0001 PER SHARE)

                                   ----------

                             UNDERWRITING AGREEMENT

                                                                 _________, 2007

Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center
2 Queen's Road Central
Hong Kong

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
250 Vessey Street
New York, NY 10080

  As Representatives of the several Underwriters named in Schedule I attached hereto.

Ladies and Gentlemen:

     China Nepstar Chain Drugstore Ltd., an exempted company incorporated in the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I attached hereto (the "Underwriters"), acting severally and not jointly, an aggregate of _________ American Depositary Shares representing _________ ordinary shares, par value US$0.0001 per share (the "Ordinary Shares"), of the Company and, at the election of the Underwriters, up to _________ additional American Depositary Shares representing _________ Ordinary Shares. The aggregate of _________ American Depositary Shares representing _________ Ordinary Shares to be sold by the Company is herein called the "Firm ADSs", and the aggregate of _________ American Depositary Shares representing _________ additional Ordinary Shares to be sold by the Company is herein called the "Optional ADSs". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to
Section 2 hereof are herein collectively called the "ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares", and the Firm Shares and the Optional Shares are herein collectively called the "Shares".
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     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit
Agreement"), to be dated as of _________, 2007, among the Company, JPMorgan Chase Bank, N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive _________ Ordinary Shares deposited pursuant to the Deposit Agreement.

     The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested the Representatives to administer a directed share program (the "Directed Share Program") under which up to _________ Firm ADSs, or ____% of the Firm ADSs to be purchased by the Underwriters (the "Reserved ADSs"), shall be reserved for sale by the Representatives at the initial public offering price to the Company's officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the "Directed Share Participants") as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. ("FINRA") (formerly, the National Association of Securities Dealers, Inc.) and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the Representatives with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

     It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC"), which, for purposes of this Agreement only, excludes Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region.

     1. Each of the Company and Simin Zhang, chairman of the Company's board of directors and the controlling person of the Company (the "Controlling Person"), jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form F-1 (File No. 333-_________) (the "Initial Registration Statement") in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed

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          with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5 hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement dated ________, 2007 is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares and the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iii) For the purposes of this Agreement, the "Applicable Time" is ___:___ __m (New York City time) on the date of this Agreement; the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule II attached hereto, taken together (collectively, the "Pricing Disclosure Package"), as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed in Schedule II attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in

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          conformity with information furnished in writing to the Company by an
          Underwriter through the Representatives expressly for use therein;

               (v) A registration statement on Form F-6 (File No. 333-______) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's best knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vi) A registration statement on Form 8-A (File No. 000-______) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's best knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vii) Neither the Company nor any of its subsidiaries and consolidated affiliates (each a "Subsidiary" and collectively, "Subsidiaries") has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been
          (A) any change in the share capital or any material change in short-term debt or long-term debt of the Company or any of its Subsidiaries, or (B) any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position,

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          shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Pricing Prospectus;

               (viii) Each of the Company and its Subsidiaries has good and marketable title to all real property and good and marketable title to all personal property owned by it, in each case, free and clear of all liens, encumbrances and defects except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and its Subsidiaries; any real property and buildings held under lease or sublease by the Company and its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; and neither the Company nor any of its Subsidiaries has received any notice of any material claim that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease;

               (ix) The Company and its Subsidiaries maintain insurance covering their respective properties as the Company reasonably deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires or to obtain comparable coverage from similar insurance institutions as may be necessary or appropriate to conduct its business as currently conducted; and there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, outstanding or, to the Company's best knowledge after due inquiry, threatened and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

               (x) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, except for the failure to be so qualified in any such jurisdiction would not have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of

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          operations or prospects of the Company and its Subsidiaries or the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations hereunder;

               (xi) Neither the Company nor any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been, to the Company's best knowledge after due inquiry, threatened by the Company or any of its Subsidiaries or any other party to any such contract or agreement;

               (xii) Each of the Company and its Subsidiaries has all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Pricing Prospectus, except where the lack of which would not, individually or in the aggregate, have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries or the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations hereunder; and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; and except as described in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its Subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits;

               (xiii) Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body of any stock exchange authorities ("Governmental Agency") in the PRC, the Cayman Islands or any other jurisdiction where it was incorporated or operates, (C) in violation of its constituent documents or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

               (xiv) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus and the Prospectus, and all of the issued share capital of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued Ordinary Shares conform to the description of the Ordinary Shares contained in the Pricing Prospectus and the Prospectus; all of the issued share capital of each of the Subsidiaries of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; all of the equity interests of each of Shenzhen Nepstar Pharmaceutical Electronic Technologies Ltd. ("Nepstar Electronic") and

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          Shenzhen Nepstar Commerce Development Ltd. ("Nepstar Commerce") are
          owned by the Company, free and clear of all liens, encumbrances, equities or claims; Nepstar Electronic and Nepstar Commerce own the equity interests of Shenzhen Nepstar Pharmaceutical Company Ltd. ("Nepstar Pharmaceutical") in the percentages set forth in the Pricing Prospectus under the caption "Our Corporate Structure", free and clear of all liens, encumbrances, equities or claims; the holders of outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company except as set forth in the Pricing Prospectus under the captions "Capitalization", "Management -- 2007 Share Incentive Plan" and "Related Party Transactions"; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters and (to the extent described in the Pricing Prospectus) the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xv) Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Prospectus and the Prospectus, (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or shares of any other share capital of or other equity interests in the Company and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs;

               (xvi) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus;

               (xvii) All of the Ordinary Shares issuable upon the mandatory conversion of the outstanding series A redeemable convertible preferred shares (the "Preferred Stock") as described in the Pricing Prospectus have been duly authorized and reserved for issuance; and, prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the Preferred Stock will be converted into Ordinary Shares and all such Ordinary Shares will be duly authorized, validly issued and fully paid and non-assessable;

               (xviii) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

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               (xix)    This Agreement has been duly authorized, executed and
          delivered by the Company and the Controlling Person and constitutes a valid and legally binding agreement of the Company and the Controlling Person, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xx) The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xxi) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands;

               (xxii) Dividends declared with respect to after tax retained earnings on the equity interests of each of Nepstar Electronic and Nepstar Commerce may under the current laws and regulations of the PRC be paid to the Company in Renminbi that may be converted into U.S. dollars and, subject to the successful completion of PRC formalities required for such remittance, freely transferred out of the PRC, and all such dividends and other distributions are not subject to withholding or other taxes under the current laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xxiii) Dividends declared with respect to after tax retained earnings on the equity interests of Nepstar Pharmaceutical may under the current laws and regulations of the PRC be paid to Nepstar Electronic and Nepstar Commerce in Renminbi, and all such dividends and other distributions are not and, except as disclosed in the Pricing Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xxiv) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the execution and delivery of this Agreement and the

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          compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions contemplated herein, therein and in the Registration Statement will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the constituent documents of the Company or any of its Subsidiaries, or (C) result in any violation of any statute or any order, rule or regulation of any Governmental
          Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets;

               (xxv) No consent, approval, authorization, order, registration, clearance or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and the ADSs and listing of the Shares and the ADSs on the New York Stock Exchange ("NYSE"), (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you and (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters;

               (xxvi) ADSs have been approved for listing on the NYSE, subject to notice of issuance;

               (xxvii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands or the PRC, or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters or (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

               (xxviii) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

               (xxix) The statements set forth in the Pricing Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and the ADSs, respectively, and under the captions "Taxation" and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, constitute accurate, complete and fair summaries regarding the matters described therein in all material respects;

               (xxx) Other than as set forth in the Pricing Prospectus, there are no legal, arbitration or governmental proceedings or regulatory or administrative inquiries or investigations pending to which the Controlling Person, the Company or any of its Subsidiaries is a party or of which any property of the Controlling Person, the Company or any of its Subsidiaries is the subject (A) that, if determined adversely to the Controlling Person, the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries or the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations hereunder, or (B) that are required to be described in the Registration Statement and are not so described; and except as set forth in the Pricing Prospectus, to the Company's best knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xxxi) The Company is not and, after giving effect to the offering and sale of the Shares and ADSs and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xxxii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

               (xxxiii) The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

               (xxxiv) There are no contracts or documents which are required to be described in the Registration Statement, the Pricing Prospectus, the Pricing Disclosure Package or the Prospectus or to be filed as exhibits to the Registration Statement which have not been so described and filed as required;

               (xxxv) In each case, (A) each of the Company and its Subsidiaries owns, possesses, licenses, or has other rights to use trademarks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct its business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus (collectively, the "Intellectual Property"); (B) none of the material copyrights owned or licensed by the Company or any of its Subsidiaries is unenforceable or invalid; (C) neither the Company nor any of its Subsidiaries has received any notice of violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; (D) there are no pending or, to the Company's best knowledge after due inquiry, threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing any patent, trade secret, trademark, service mark, copyright or other intellectual property or proprietary right; (E) the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Pricing Prospectus, to the Company's best knowledge after due inquiry, do not violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; and (F) the Company and its Subsidiaries are not in breach of, and have complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property; to the extent any Intellectual Property is sublicensed to the Company or any of its Subsidiaries by a third party, such sublicensed rights shall continue in full force and effect if the principal third party license terminates for any reason; and there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement;

               (xxxvi) The Company does not expect to be a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for the taxable year 2007, and does not expect to become a PFIC in the foreseeable future;

               (xxxvii) Except as set forth in the Registration Statement and the Pricing Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

               (xxxviii)The Company is a "foreign private issuer" within the meaning of Rule 405 under the Act;

               (xxxix) KPMG, who has audited certain financial statements of the Company and its Subsidiaries, is the independent registered public accounting firm of the Company as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the United States Public Company Accounting Oversight Board;

               (xl) Except as disclosed in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its Subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand which, although required to be disclosed, are not disclosed in the Pricing Prospectus;

               (xli) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

               (xlii) The Company has established and maintains and evaluates "disclosure controls and procedures" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act) and "internal control over financial reporting" (as such term is defined in Rule 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its Subsidiaries, is made known to the Company's chief executive officer and chief financial officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's independent registered public accounting firm has been advised of: (A) all significant deficiencies, if any, in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data; and (B) all fraud, if any, whether or not material, that involves management or other employees who have a role in the Company's internal controls; all material weaknesses, if any, in internal controls have been identified to the Company's independent registered public accounting firm; such internal control over financial reporting has been designed by the Company's chief executive officer and chief financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; since the date of the most recent evaluation of such disclosure controls and procedures and internal controls, there have been no significant adverse changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder;

               (xliii) Neither the Company nor any of its Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

               (xliv) No material labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Subsidiaries exists or, to the Company's best knowledge after due inquiry, is threatened; and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers or contractors, which, in either case, would individually or in the aggregate have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries;

               (xlv) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Critical Accounting Policies" in the Pricing Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent registered public accounting firm with regard to such disclosure;

               (xlvi) Since the date of the latest financial statements included in the Pricing Prospectus, neither of the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Pricing Prospectus;

               (xlvii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" in the Pricing Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its Subsidiaries for capital resources;

               (xlviii) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

               (xlix) The audited consolidated financial statements (and the notes thereto) of the Company included in the Pricing Prospectus and the Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations, shareholders' equity, cash flows and changes in consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the unaudited financial results for the six months ended June 30, 2007 and the selected unaudited quarterly financial results of the three months ended September 30, 2007 included in the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein;

               (l) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

               (li) All amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

               (lii) All returns, reports or filings which ought to have been made by or in respect of the Company and its Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and its Subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant revenue or other appropriate authorities except as may be being contested in good faith and by appropriate proceedings; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the Company nor any of its Subsidiaries has received notice of any tax deficiency with respect to the Company or any of its Subsidiaries;

               (liii) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its Subsidiaries to any director or executive officer of the Company; and since December 31, 2006, the Company has not, directly or indirectly, including through any of its
          Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on December 31, 2006, that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

               (liv) Any statistical and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

               (lv) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or any Governmental Authorization applicable to any of the Company or any of its Subsidiaries;

               (lvi) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

               (lvii) Under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provisions set forth in Section 15 hereof and enforce judgments of U.S. courts obtained against the Company to enforce this Agreement; under the laws of the PRC, the choice of law provisions set forth in
          Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York state or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

               (lviii) None of the Company, any of its Subsidiaries, and any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity, made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, payoff, influence payment, kickback, payment or rebate;

                (lix) The descriptions of the events and transactions (the "Restructuring") set forth in the Pricing Prospectus under the caption "Our Corporate Structure" constitute accurate, complete and fair summaries regarding the matters described therein in all material respects;

               (lx) The Restructuring has been carried out and completed in compliance with applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC), including, without limitation, the Administrative Measures of Foreign Investment in the Commercial Sector promulgated by the Ministry of Commerce of the PRC on April 16, 2004 (the "Administrative Measures") and the Foreign Investment Industrial Guidance Catalogue promulgated by the National Development and Reform Commission and the Ministry of Commerce of the PRC on November 30, 2004 (the "Catalogue"), and (A) does not violate, breach, contravene or otherwise conflict with any applicable PRC laws, rules or regulations, (B) contravene the articles of association, business license or other constituent documents of the Company or any of its Subsidiaries, or (C) conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject;

               (lxi) The corporate structure of the Company (including the shareholding structure of each of the Subsidiaries incorporated in the PRC (the "PRC Subsidiaries")) after the completion of the Restructuring complies, and after the consummation of the offering and sale of the Shares and ADSs, will comply, with all applicable PRC laws, rules and regulations, including, without limitation, the Administrative Measures and the Catalogue, and does not violate, breach, contravene or otherwise conflict with any applicable PRC laws, rules or regulations; and the corporate structure of the Company (including the shareholding structure of each of the Company's PRC Subsidiaries) has not been challenged by any PRC Governmental Agency, and there are no legal, arbitration, governmental or other proceedings (including, without limitation, governmental investigations or inquiries) pending before or threatened or contemplated by any PRC Governmental Agency in respect of such corporate structure of the Company; and after the consummation of the offering and sale of the Shares and ADSs, the corporate structure of the Company (including the shareholding structure of each of the Company's PRC Subsidiaries) would not be challenged by any PRC Governmental Agency;

               (lxii) All Governmental Authorizations required under the PRC laws, rules and regulations in connection with the Restructuring have been duly granted, made or unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

               (lxiii) Each of the Company and its Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, all reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the "PRC Overseas Investment and Listing Regulations"), including, without limitation, requesting each shareholder, option holder, director, officer, employee [and Directed Share Participants] that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

               (lxiv) (i) None of the Company's Subsidiaries, affiliates, employees, agents and directors and officers: (a) does any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department's Office of Foreign Assets Control (the "OFAC"); or (b) supports or facilitates any such business or project, in each case other than as permitted under such economic sanctions; (ii) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (iii) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person targeted by any of such economic sanctions; and (iv) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph;

               (lxv) The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold all permits, authorizations and approvals required under Environmental Laws (as defined below) , except where the lack of which individually or in the aggregate would not have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries or the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations hereunder; there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any of its Subsidiaries under, or to interfere with or prevent compliance by the Company or any of its Subsidiaries with, Environmental Laws, except where the lack of which individually or in the aggregate would not have a material adverse effect on the current or future financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries or the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations hereunder; none of the Company and its Subsidiaries
          (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material

          (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

               (lxvi) Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, Intellectual Property, business units or businesses;

               (lxvii) There are no affiliations or associations between (A) any member of the FINRA and (B) the Company or any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission, except as disclosed in the Pricing Prospectus;

               (lxviii) The Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

               (lxix) The Company has not offered, or caused the Underwriters to offer, ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of its Subsidiaries to alter the customer's or supplier's level or type of business with the Company or any of its Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services;

               (lxx) There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus or the Prospectus which have not been described as required;

               (lxxi) Each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith;

               (lxxii) The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement is not and will not be, as of the date hereof or at each Time of Delivery, adversely affected by the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Assets Supervision and Administration Commission, the State Tax Administration, the State Administration of Industry and Commerce, the China Securities Regulatory Commission and the State Administration of Foreign Exchange of the PRC on

          August 8, 2006 (the "M&A Rules") or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules (collectively, the "M&A Rules and Related Clarifications");

               (lxxiii) As of the date of the Pricing Prospectus and as of the date hereof, the M&A Rules and Related Clarifications did not and do not apply to the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement; and

               (lxxiv) The statements set forth in the Pricing Prospectus under the captions "Risk Factors -- Risks Related to Doing Business in China -- The approval of the PRC Securities Regulatory Commission, or the CSRC, may be required in connection with this offering under a recently adopted PRC regulation. Any requirement to obtain prior CSRC approval could delay this offering and a failure to obtain this approval, if required, could have a material adverse effect on our business, operating results, reputation and trading price of our ADSs, and may also create uncertainties for this offering", when taken together with the statements under "Regulation -- Provisions Regarding Mergers and Acquisitions of Domestic Enterprises by Foreign Investors", are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

     In addition, any certificate signed by any officer of the Company or any of its Subsidiaries or by the Controlling Person and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by the Company or the Controlling Person, as to matters covered thereby, to each of the Underwriters.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per ADS of US$____, the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per ADS set forth in clause (a) of this
Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to _________ Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company with respect to the Optional ADSs to be sold by the Company. Any such election to purchase

Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The ADSs to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' notice to the Company prior to a Time of Delivery (as defined below), shall be delivered by or on behalf of the Company to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian. The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on _________, 2007 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

          (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(s) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, 28th Floor, Nine Queen's Road Central, Hong Kong (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5. The Company agrees with each of the Underwriters:

          (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; in the event of such request for amendment or supplement, to provide you and your counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement which shall be disapproved by you; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

          (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

          (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (iv) To furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent registered public accounting firm, as stated in their letter to be furnished pursuant to Section 8(h) hereof;

          (v) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

          (vi) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period") not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests, whether or not such swap or other transaction is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise), except as provided hereunder, (A) any ADSs or Ordinary Shares or securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any options or warrants to purchase Ordinary Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of the Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities without your prior written consent; provided, however, the restrictions in this section 5(vi) shall not apply to (x) the ADSs and the Ordinary Shares underlying such ADSs to be sold under this Agreement and (y) grants of options and restricted shares made pursuant to the Company's employee share incentive plan existing on the date of this Agreement and which is described in the Pricing Prospectus ; provided, further, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(p) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

          (vii) During the Lock-Up Period, to cause each of the Subsidiaries not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests, whether or not such swap or other transaction is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise), except as provided hereunder and under this
     Agreement: (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of such Subsidiary or any other Subsidiary or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that the Company will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lockup letters described in Section 8(p) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

          (viii) To furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries prepared in conformity with US GAAP and audited by independent registered public accounting firm) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

          (ix) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (x) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in the manner specified in the Pricing Prospectus and the Prospectus under the caption "Use of Proceeds" and in a manner such that the Company will be in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or its Subsidiaries including, without limitation, the requirement to repatriate the net proceeds received by it into the PRC under the applicable regulations of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC; not to use any of the proceeds from the offering of the ADSs contemplated hereby to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC; and to maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under the preceding sentence;

          (xi) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

          (xii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

          (xiii) To use its best efforts to include for listing of the Shares and ADSs on the NYSE;

          (xiv) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

          (xv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act. The Company shall give the Representatives notice of any filings made pursuant to the Exchange Act or the rules or regulations of the Commission under the Exchange Act within 48 hours prior to the Applicable Time; the Company will give the Representatives notice of its intention to make any such filing from the Applicable Time to the Time of Delivery and will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall object;

          (xvi) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

          (xvii) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

          (xviii) To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

          (xix) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of its Subsidiaries, or the offering of the ADSs, without your prior consent;

          (xx) Prior to or concurrently with the First Time of Delivery, to effect the conversion of all Preferred Stock into ordinary shares and to ensure that all such ordinary shares are duly authorized, validly issued and fully paid and non-assessable prior to or concurrently with the First Time of Delivery;

          (xxi) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus; and

          (xxii) To cause each Directed Share Participant to execute a Lock-Up Agreement (as defined in Section 8(p) hereof) and otherwise to cause the Reserved ADSs to be restricted from sale, transfer, assignment, pledge or hypothecation to such extent as may be required by the FINRA and its rules, and to direct the transfer agent to place stop transfer restrictions upon such Reserved ADSs during the Lock-Up Period or any such longer period of time as may be required by the FINRA and its rules; and to comply with all applicable securities and other laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program.

     6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule II attached hereto;

          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

          (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein.

     7. The Company covenants and agrees with each of the several Underwriters that the Company will pay or cause to be paid (i) all the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments or supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and to dealers,
(ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, any dealer agreements, any powers of attorney, any closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs, (iii) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state or foreign securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky surveys or legal investment surveys and the preparation, printing and delivery to the Underwriters of copies of the Blue Sky surveys and any supplements thereto, (iv) all fees and expenses in connection with the application for including the ADSs for listing on the NYSE and any registration thereof under the Exchange Act, (v) all fees and expenses in connection with any required review by the FINRA of the terms of the sale of the Shares and the ADSs, including the fees and disbursements of counsel for the Underwriters in connection with such FINRA matters, (vi) the fees and disbursements of any transfer agent or registrar for the ADSs, (vii) all the costs and expenses relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the ADSs to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, accommodation and meal expenses, and other road show expenses incurred by the Underwriters, the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) all fees, expenses and disbursements of counsel to the Underwriters in connection with the transactions contemplated by this Agreement, (ix) the reasonable out-of-pocket expenses incurred by the Underwriters in connection with the transactions contemplated by this Agreement, up to a maximum of US$1,500,000 plus any sales, use or similar taxes (including additions to such taxes, if any), (x) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the DTC, (xi) all expenses and taxes arising as a result of the deposit by the Company of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement, (xii) the fees and expenses of the Depositary as agreed by the Company and the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs), (xiii) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof), (xiv) the cost of preparing the ADRs; and
(xv) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.

     8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Controlling Person herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5 hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, United States counsel to the Underwriters, shall have furnished to you such written opinion and letter, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Commerce & Finance Law Offices, PRC counsel to the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the same matters covered in subsection
     (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) __________, United States counsel to the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The statements made in the Pricing Disclosure Package and the Prospectus under the caption "Description of American Depositary Shares", insofar as they purport to constitute summaries of the terms of the ADSs, the ADRs and the Deposit Agreement, constitute accurate summaries of such provisions in all material respects;

               (ii) The statements made in the Pricing Disclosure Package and the Prospectus under the caption "Shares Eligible for Future Sale", insofar as they purport to constitute summaries of certain provisions of U.S. federal securities laws and regulations and certain provisions of the lock-up agreements, shareholders agreement and share option plan referred to therein, constitute accurate summaries of such provisions in all material respects;

               (iii) The statements made in the Pricing Disclosure Package and the Prospectus under the caption "Underwriting", insofar as they purport to constitute summaries of certain provisions of this Agreement, constitute accurate summaries of such provisions in all material respects;

               (iv) The statements made in the Pricing Disclosure Package and the Prospectus under the caption "Taxation -- United States Federal Income Tax Consequences", insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

               (v) This Agreement has been duly executed and delivered by each of the Company and the Controlling Person in accordance with the law of the state of New York;

               (vi) The Deposit Agreement has been duly executed and delivered by the Company in accordance with the law of the state of New York and, assuming that the Deposit Agreement is the valid and legally binding obligation of the Depositary, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms;

               (vii) Assuming due authorization, execution, issuance and delivery by the Depositary of the ADRs evidencing the ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement and payment therefor in accordance with this Agreement, such ADRs will be duly and validly issued, and persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement;

               (viii) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, each of the Company and the Controlling Person has, pursuant to Section 15 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York state or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action or proceeding arising out of or relating to this Agreement, has, to the extent permitted by applicable law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10011, as its authorized service of process agent for the purposes described in this Agreement; and service of process effected on such agent will be effective to confer in the manner set forth in Section 15 of this Agreement and will be effective to confer valid personal jurisdiction over the Company and the Controlling Person;

               (ix) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, the Company has, pursuant to

          Section 20 of the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York state or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action or proceeding arising out of or relating to the Deposit Agreement has, to the extent permitted by applicable law, validly and irrevocably waived any objection to the venue of a proceeding into any such court, and has validly and irrevocably appointed CT Corporation System, currently located at 111 Eighth Avenue, New York, New York 10011, as its authorized service of process agent for the purposes described in the Deposit Agreement; and service of process effected in the manner set forth in Section 20 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company;

               (x) The issuance by the Company of the Shares to be represented by the ADSs, the deposit of the Shares with the Depositary against the issuance of the ADSs represented by the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the execution, delivery and performance by the Company of the Deposit Agreement and this Agreement will not (A) violate, breach, or result in a default under, any agreement or other instrument governed by the law of the State of New York of the Company or any of the Subsidiaries that has been filed as an exhibit to the Registration Statement or (B) violate any U.S. federal or New York state statute or any rule or regulation that has been issued pursuant to any such U.S. federal or New York state statute or, to such counsel's knowledge, any order of any U.S. federal or New York state court, governmental agency or body having jurisdiction over the Company, the Subsidiaries or any of their respective properties;

               (xi) The execution, delivery and performance by the Controlling Person of this Agreement will not (A) violate, breach, or result in a default under, any agreement or other instrument governed by the law of the State of New York of the Company, the Controlling Person or any of the Subsidiaries that has been filed as an exhibit to the Registration Statement or (B) violate any U.S. federal or New York state statute or any rule or regulation that has been issued pursuant to any such U.S. federal or New York state statute or, to such counsel's knowledge, any order of any U.S. federal or New York state court, governmental agency or body having jurisdiction over the Controlling Person or any of his properties;

               (xii) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York state governmental agency or body, or to such counsel's knowledge, any U.S. federal or New York state court is required for the issuance by the Company of the Ordinary Shares to be represented by the ADSs, the deposit of Ordinary Shares and the issuance of ADSs represented by ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the compliance by the Company with the provisions of the Deposit Agreement or this Agreement, except for the registration under the Act and the Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

               (xiii) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York state governmental agency or body, or to such counsel's knowledge, any U.S. federal or New York state court is required for the compliance by the Controlling Person with the provisions of this Agreement, except for the registration under the Act and the Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters;

               (xiv) Each of the Registration Statement and the ADS Registration Statement has become effective under the Act; the Prospectus was filed with the Commission on _________, 2007 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act; and, to such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

               (xv) To such counsel's knowledge, there are no contracts or documents of a character required to be filed as exhibits to the Registration Statement that are not filed as required;

               (xvi) The Company is not, and after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof as described in the Pricing Disclosure Package and the Prospectus, would not be on the date hereof, an "investment company" within the meaning of, and subject to regulation under, the U.S. Investment Company Act of 1940, as amended;

               (xvii) Each of the Registration Statement, as of the date it became effective under the Act, the Prospectus, as of its date, and the ADS Registration Statement, as of the date it became effective under the Act, appeared, on its face, to be appropriately responsive, in all material respects, to the I requirements of the Act and the applicable rules and regulations of the Commission thereunder (in each case other than the financial statements or other financial information contained therein, as to which such counsel need express no opinion); and

               (xviii) Nothing has come to such counsel's attention that causes such counsel to believe that (a) either the Registration Statement or the ADS Registration Statement, as of the respective date it became effective under the Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the Pricing Disclosure Package, as of _______ p.m. (New York City time) on _________, 2007 (being the Applicable Time designated in this Agreement) or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) the Prospectus as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that such counsel expresses no belief in any of clauses (a), (b) or (c) above with respect to the financial statements or other financial data contained in or omitted from the Registration Statement, the Pricing Disclosure Package, the Prospectus or the ADS Registration Statement.

     In rendering such opinion, ____________ may state that they express no opinion as to the laws of any jurisdiction outside the United States;

     (e) Haiwen & Partners, PRC counsel to the Company, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

          (i) Nepstar Electronic has been duly organized and is validly existing as a limited liability company under the laws of the PRC and its business license is in full force and effect; Nepstar Electronic has been duly qualified as a foreign invested enterprise and a high- and new-technology enterprise under the PRC Enterprise Income Tax Law that is entitled to a preferential income tax rate in the PRC; 100% of the equity interests of Nepstar Electronic are owned by the Company and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Nepstar Electronic comply with the requirements of applicable laws of the PRC and are in full force and effect; Nepstar Electronic has full power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over Nepstar Electronic or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

          (ii) Nepstar Commerce has been duly organized and is validly existing as a limited liability company under the laws of the PRC and its business license is in full force and effect; Nepstar Commerce has been duly qualified as a foreign invested enterprise; 100% of the equity interests of Nepstar Commerce are owned by the Company and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Nepstar Commerce comply with the requirements of applicable laws of the PRC and are in full force and effect; Nepstar Commerce has full power and authority (corporate and other) and all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over Nepstar Commerce or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

          (iii) Nepstar Pharmaceutical has been duly organized and is validly existing as a limited liability company under the laws of the PRC and its business license is in full force and effect; 35% and 65% of the equity interests of Nepstar Pharmaceutical are owned by Nepstar Electronic and Nepstar Commerce, respectively, and to the best of such counsel's knowledge after due inquiry, such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Nepstar Pharmaceutical comply with the requirements of applicable PRC Laws and are in full force and effect; Nepstar Pharmaceutical has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any, Governmental Agency having jurisdiction over Nepstar Pharmaceutical or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

          (iv) All of the issued shares of capital stock of Nepstar Electronic have been duly and validly authorized and issued and are fully paid and non-assessable; Nepstar Electronic has obtained all approvals, authorizations, consents and orders, and has made all filings and registrations, which are required under PRC laws and regulations for the ownership interest by the Company in Nepstar Electronic; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in Nepstar Electronic;

          (v) All of the issued shares of capital stock of Nepstar Commerce have been duly and validly authorized and issued and are fully paid and non-assessable; Nepstar Commerce has obtained all approvals, authorizations, consents and orders, and has made all filings and registrations, which are required under PRC laws and regulations for the ownership interest by the Company in Nepstar Commerce; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in Nepstar Commerce;

          (vi) All of the issued shares of capital stock of Nepstar Pharmaceutical have been duly and validly authorized and issued and are fully paid and non-assessable; Nepstar Pharmaceutical has obtained all approvals, authorizations, consents and orders, and has made all filings and registrations, which are required under PRC laws and regulations for the ownership interest by Nepstar Electronic and Nepstar Commerce in Nepstar Pharmaceutical; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in Nepstar Pharmaceutical;

          (vii) Each of the Company's PRC Subsidiaries has legal and valid title to all of its properties and assets, free and clear of all liens, charges, encumbrances, equities, claims, defects, options and restrictions; each lease agreement to which it is a party is duly executed and legally binding; its leasehold interests are fully protected by the terms of the lease agreements, which are valid, binding and enforceable in accordance with their respective terms under PRC law; and, to the best of such counsel's knowledge after due inquiry, none of the Company and its PRC Subsidiaries owns, operates, manages or has any other right or interest in any other material real property of any kind, except as described in the Prospectus;

          (viii) Each of the Company's PRC Subsidiaries has the corporate power to enter into and perform its obligations under each of the agreements (the "Restructuring Agreements") entered into in connection with the Restructuring to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of the Restructuring Agreements to which it is a party; and each of the Restructuring Agreements to which it is a party constitutes a valid and legally binding obligation of such party, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

          (ix) The execution and delivery by each of the Company's PRC Subsidiaries of, and the performance by each of the Company's PRC Subsidiaries of its obligations under, each of the Restructuring Agreements to which it is a party and the consummation by each of the Company's PRC Subsidiaries of the transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is bound or to which any of its properties or assets is subject; (B) result in any violation of the provisions of its articles of association, business license; or (C) result in any violation of any laws of the PRC;

          (x) Each of the Restructuring Agreements is in proper legal form under the laws of the PRC for the enforcement thereof against each of the parties thereto in the PRC without further action by any of the parties thereto; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Agreements (in the case any such stamp or tax is required, the Company or its relevant Subsidiaries have duly paid the stamp or tax as of the date hereof);

          (xi) The descriptions of the Restructuring set forth in the Pricing Disclosure Package and the Prospectus under the caption "Our Corporate Structure" are accurate, complete and fair;

          (xii) The Restructuring has been carried out and completed in compliance with all applicable PRC laws and regulations, including, without limitation, the Administrative Measures and the Catalogue, and does not (A) contravene any provision of applicable law or statute, rule or regulation of any PRC Governmental Agency (including but not limited to the Ministry of Commerce, the State Administration of Industry and Commerce and the State Administration of Foreign Exchange of the PRC) having jurisdiction over any of the Company's PRC Subsidiaries or any of their properties, (B) contravene the articles of association, business license or other constituent documents of any of the Company's PRC Subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which any of the Company's PRC Subsidiaries is a party or by which such PRC Subsidiary is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject;

          (xiii) All Governmental Authorizations required under the PRC laws, rules and regulations in connection with the Restructuring have been duly granted, made or unconditionally obtained in writing and are in full force and effect, and no such Governmental Authorization has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

          (xiv) The corporate structure of the Company (including the shareholding structure of each of the Company's PRC Subsidiaries) after the completion of the Restructuring complies, and after the offering and sale of the Shares and ADSs, will comply with all applicable PRC laws, rules and regulations, including, without limitation, the Administrative Measures and the Catalogue, and does not violate, breach, contravene or circumvent or otherwise conflict with any applicable PRC laws, rules or regulations;

          (xv) To the best of such counsel's knowledge after due inquiry, the corporate structure of the Company (including the shareholding structure of each of the Company's PRC Subsidiaries) has not been challenged by any PRC Governmental Agency, and there are no legal, arbitration, governmental or other proceedings (including, without limitation, governmental investigations or inquiries) pending before or threatened or contemplated by any PRC Governmental Agency in respect of such corporate structure of the Company, and nothing has come to such counsel's attention after due inquiry that causes such counsel to believe that after the consummation of the offering and sale of the Shares and ADSs, the corporate structure of the Company (including the shareholding structure of each of the Company's PRC Subsidiaries) would be challenged by any PRC Governmental Agency;

          (xvi) Each of the Company's PRC Subsidiaries has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Governmental Agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Prospectus; except as described in the Prospectus, none of the Company's PRC Subsidiaries has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of the Company's PRC Subsidiaries is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

          (xvii) All dividends and other distributions declared and payable upon the equity interests in Nepstar Electronic or Nepstar Commerce may under the current laws and regulations of the PRC be paid to the Company in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

          (xviii) All dividends and other distributions declared and payable upon the equity interests in Nepstar Pharmaceutical may under the current laws and regulations of the PRC be paid to Nepstar Electronic or Nepstar Commerce in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as disclosed in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as disclosed in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

          (xix) To the best of such counsel's knowledge after due inquiry, neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xx) The statements in the Prospectus under "Prospectus Summary", "Risk Factors", "Our Corporate Structure", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Our Industry", "Business", "Regulation", "Management", "Related Party Transactions", "Taxation" and "Enforcement of Civil Liabilities" to the extent such statements relate to matters of PRC law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

          (xxi) Each of the PRC Entities has a valid right to use the Intellectual Property as currently used or as currently contemplated to be used as described in the Prospectus;

          (xxii) To the best of such counsel's knowledge after due inquiry, none of the Company and its Subsidiaries is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; and no Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Intellectual Property in the PRC that would impair the validity or enforceability of such Intellectual Property;

          (xxiii) No security interests or other liens have been created with respect to any of the Intellectual Property;

          (xxiv) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with (a) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (b) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (c) the sale and delivery outside the PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

          (xxv) The irrevocable submission of each of the Company and the Controlling Person to the jurisdiction of any New York Court, the waiver by each of the Company and the Controlling Person of any objection to the venue of a proceeding in a New York Court, the waiver and agreement not to plead an inconvenient forum, the waiver of sovereign immunity and the agreement of each of the Company and the Controlling Person that this Agreement and the Deposit Agreement, as applicable, shall be construed in accordance with and governed by the laws of the State of New York are legal, valid and binding under the laws of the PRC and will be respected by PRC courts; service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over each of the Company and the Controlling Person; and any judgment obtained in a New York Court arising out of or in relation to the obligations of each of the Company and the Controlling Person under this Agreement and the Deposit

     Agreement will be recognized in PRC courts subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Prospectus;

          (xxvi) The indemnification and contribution provisions set forth in
     Section 9 hereof and Section 16 of the Deposit Agreement do not contravene the public policy or laws of PRC;

          (xxvii) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings or regulatory or administrative inquiries or investigations pending to which the Controlling Person, the Company or any of its PRC Subsidiaries is a party or of which any property of the Controlling Person, the Company or any of its PRC Subsidiaries is the subject which, if determined adversely to the Controlling Person, the Company or any such PRC Subsidiary would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity, earnings, results of operations or prospects of the Company or any of its PRC Subsidiaries or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company or the Controlling Person of its obligations thereunder; and, to the best of such counsel's knowledge after due inquiry, no such proceedings, inquiries or investigations are threatened or contemplated by any Governmental Agency or threatened by others;

          (xxviii) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, the compliance by the Controlling Person with all of the provisions of this Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which any of the Company's PRC Subsidiaries or the Controlling Person is a party or by which any of the Company's PRC Subsidiaries or the Controlling Person is bound or to which any of the property or assets of any of the Company's PRC Subsidiaries or the Controlling Person is subject, nor will such action result in any violation of the provisions of the articles of association, business license or any other constituent documents of any of the Company's PRC Subsidiaries or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over any of the Company's PRC Subsidiaries or the Controlling Person;

          (xxix) No Governmental Authorization of or with any Governmental Agency in the PRC is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

          (xxx) None of the Company's PRC Subsidiaries is in violation of its articles of association, business license or any other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

          (xxxi) The application of the net proceeds to be received by the Company from the sale of ADSs as contemplated by the Pricing Disclosure Package and the Prospectus will not contravene any provision of applicable PRC laws, rules or regulations, or the articles of association, the business or other constituent documents of any of the Company's PRC Subsidiaries or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon any of the Company's PRC Subsidiaries, or any judgment, order or decree of any Governmental Agency in the PRC;

          (xxxii) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus, they have no reason to believe that (a) any part of the Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Pricing Disclosure Package, as of the Applicable Time and as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; (c) each Issuer Free Writing Prospectus listed on Schedule II attached hereto conflicted with the information contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time and as of such Time of Delivery, contained any untrue statement of a material fact or omitted to state any material fact required necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (d) as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (xxxiii) The entry into, and performance or enforcement of this Agreement or the Deposit Agreement in accordance with its respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of this Agreement or the Deposit Agreement;

          (xxxiv) No Governmental Authorization of or with any Governmental Agency in the PRC (including, without limitation, the approvals of the China Securities Regulatory Commission and the Ministry of Commerce under the M&A Rules and Related Clarifications) is required for the issue and sale of the Shares and the ADSs, the listing of the ADSs on the NYSE, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement; and the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any law or statute or any order, rule or regulation of any Governmental Agency in the PRC (including, without limitation, the M&A Rules and Related Clarifications);

          (xxxv) To the best of such counsel's knowledge, none of the Company's PRC Subsidiaries has taken any action nor have any steps been taken or legal or administrative proceedings been commenced or threatened for the winding up, dissolution or liquidation or for the suspension, withdrawal, revocation or cancellation of any of their respective business license or articles of association, as applicable;

          (xxxvi) To the best of such counsel's knowledge, no pending or threatened labor problem or dispute with the employees of any of the Company's PRC Subsidiaries exist;

          (xxxvii) None of the Company's PRC Subsidiaries has material legal obligations to provide housing benefits or retirement benefits, death or disability benefits (or other actual or contingent employee benefits or perquisites) to any present or past employees, whether permanent or temporary, of such company;

          (xxxviii) To the best of such counsel's knowledge, all notices and public announcements to the creditors of the Company and any of its affiliates, subsidiaries and shareholders required to be made in connection with the Restructuring have been duly made pursuant to the applicable PRC law, and no valid objection has been raised to the Restructuring within the prescribed period;

          (xxxix) Other than the Restructuring Agreements, there are no other material documents or agreements, written or oral, that have been entered into by the Company, or any of its affiliates or subsidiaries in connection with the Restructuring;

          (xl) To the best of such counsel's knowledge, there are no outstanding guarantees or contingent payment obligations of any of the Company's PRC Subsidiaries in respect of indebtedness of third parties except as disclosed in the Prospectus;

          (xli) The choice of law provisions set forth in this Agreement and the Deposit Agreement will be recognized by PRC courts;

          (xlii) All returns, reports or filings which ought to have been made by or in respect of each of the Company's PRC Subsidiaries for taxation purposes as required by the law of the PRC have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant tax, revenue or other appropriate authorities; all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full; and none of the Company's PRC Subsidiaries g has received notice of any tax deficiency;

          (xliii) There are no reporting obligations under PRC law on non-PRC resident holders of the Shares offered in this offering;

          (xliv) As a matter of PRC law, no holder of the Shares will be subject to any personal liability, or be subject to a requirement to be licensed or otherwise qualified to do business or be deemed domiciled or resident in the PRC, by virtue only of holding the Shares. There are no limitations under PRC law on the rights of holders of the Shares to hold, vote, or transfer their securities nor any statutory pre-emptive rights or transfer restrictions applicable to the Shares; and

          (xlv) This Agreement has been duly authorized, executed and delivered by the Controlling Person and constitutes a valid and legally binding agreement of the Controlling Person enforceable in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the PRC.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York State law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of Cayman Islands law they have relied upon the opinions of Cayman Islands counsel for the Company delivered pursuant to paragraph (f) of this Section 8;

          (f) Conyers Dill & Pearman, Cayman Islands counsel for the Company shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

               (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued share capital of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of share capital of the Company are not entitled to preemptive or other rights to acquire the ADSs to be deposited by the Company or to be purchased from the Company under this Agreement which have not been complied with; the Shares to be deposited by the Company may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing ADSs; and the ADSs and the Shares to be sold by the Company are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein;

               (iii) To the best of such counsel's knowledge, after having conducted a search of the register of writs and other originating processes, and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings or regulatory or administrative inquiries or investigations pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries, taken as a whole or which would reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in this Agreement or the performance by the Company of its obligations thereunder; and, to the best of such counsel's knowledge, no such proceedings, inquiries or investigations are threatened or contemplated by any Governmental Agency or threatened by others;

               (iv) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (v) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (vi) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder;

               (vii) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the execution, delivery and compliance by the Company with all of the provisions of this Agreement, and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the constituent documents of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or any of their respective properties;

               (viii) No Governmental Authorization of or with any Governmental Agency in the Cayman Islands is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

               (ix) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the Ordinary Shares are accurate, complete and fair;

               (x) The statements set forth in the Prospectus under the caption "Taxation -- Cayman Islands Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

               (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the Cayman Islands by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

               (xii) Insofar as matters of the Cayman Islands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

               (xiii) The Company's agreement to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the Cayman Islands; the Company can sue and be sued in their own names under the laws of the Cayman Islands; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of the Cayman Islands is concerned, to confer valid personal jurisdiction over the Company; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company under this Agreement would be enforceable against the Company in the courts of the Cayman Islands;

               (xiv) The indemnification and contribution provisions set forth in Section 9 hereof and Section 16 of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands;

               (xv) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands;

               (xvi) The Company is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; the Restructuring does not (A) contravene any provision of applicable Cayman Islands law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties, (B) contravene the articles of association, business license or other constituent documents of the Company, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of this Section 8;

          (g) Clifford Chance LLP, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

               (i) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity;

               (ii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

               (iii) The ADS Registration Statement has been filed and declared effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder;

          (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I attached hereto;

          (i) No Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall have been filed to which you shall have objected in writing;

          (j) (A) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital or short-term debt or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity, earnings, results of operations or prospects of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or (B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (k) All outstanding shares of Preferred Stock have been converted into Ordinary Shares in accordance with the terms of the Preferred Stock;

          (l) Certificates in negotiable form representing all of the Shares underlying the ADSs to be sold by the Company hereunder will be placed in custody with ________, as custodian for the Depositary;

          (m) On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on Nasdaq, the NYSE, The Stock Exchange of Hong Kong Limited or the London Stock Exchange or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the FINRA or any other regulatory authority; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands; (iv) a change or development involving a prospective change in taxation affecting the Company, any of its Subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or its Subsidiaries; (vi) the outbreak or escalation of hostilities or act of terrorism involving the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses
     (v), (vi) or (vii), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (n) The ADSs to be sold by the Company at such Time of Delivery shall have been duly approved, subject to notice of the issuance, for listing on the NYSE;

          (o) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (p) Each party set forth in Annex II attached hereto shall have entered into an agreement (each a "Lock-Up Agreement") whereby during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such party shall not, except as provided hereunder offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests): (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of any of the Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate, provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent, except for ADSs and shares of common stock represented thereby being sold hereunder (a form of such Lock-Up Agreement is attached as Annex III attached hereto);

          (q) At each Time of Delivery, the Chief Financial Officer of the Company shall have furnished to you an officer's certificate, dated as of such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Annex IV attached hereto;

          (r) The Company shall have complied with the provisions of Section 5(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement; and

          (s) The Company and the Controlling Person shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and the Controlling Person, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Controlling Person, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Controlling Person of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, including, without limitation, certificates of officers of the Company satisfactory to you with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs and the incumbency and specimen signatures of signing officers, and the Company shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j) and (k) of this Section, and as to such other matters as you may reasonably request.

     9. (a) The Company and the Controlling Person, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, expenses, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof, including to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever; provided, that any such settlement is effected with the written consent of the Company and the Controlling Person) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company and the Controlling Person shall not be liable in any such case to the extent that any such any losses, claims, expenses, damages or liabilities arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein.

        (b) Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company and the Controlling Person, jointly and severally, agree to indemnify, defend and hold harmless the Independent Underwriter (as defined in Section 9(e) hereof), its affiliates, directors, officers, employees and agents and each person who controls the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any losses, claims, expenses, damages or liabilities (including the reasonable cost of investigation) which, jointly or severally, the Independent Underwriter or any such person may incur, insofar as such losses, claims, expenses, damages or liabilities arise out of or are based upon the Independent Underwriter's acting as a "qualified independent underwriter" (within the meaning of FINRA Conduct Rule 2720) in connection with the offering contemplated by this Agreement, and the Company and the Controlling Person agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such losses, claims, expenses, damages or liabilities. Section 9(e) shall apply equally to any action brought against the Independent Underwriter or any such person in respect of which indemnity may be sought against the Company or the Controlling Person pursuant to the immediately preceding sentence, except that the Company and the Controlling Person shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the Independent Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to Section 9(a) in any such action.

        (c) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and the Controlling Person against any losses, claims, expenses, damages or liabilities to which the Company or the Controlling Person may become subject, under the Act or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the

Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Controlling Person for any legal or other expenses reasonably incurred by the Company or the Controlling Person in connection with investigating or defending any such action or claim as such expenses are incurred.

        (d) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof. In the case of parties indemnified pursuant to subsection
(a) above, counsel to the indemnified parties shall be selected by the Representatives. The indemnifying party shall be entitled to participate therein at its own expense and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnified party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances; provided, that, if indemnity is sought pursuant to subsection (b) above, then, in addition to the fees and expenses of such counsel for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one counsel (in addition to any local counsel) separate from its own counsel and that of the other indemnified parties for the Independent Underwriter in its capacity as a "qualified independent underwriter" and all persons, if any, who control the Independent Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances if, in the reasonable judgment of the Independent Underwriter, there may exist a conflict of interest between the Independent Underwriter and the other indemnified parties. Any such separate counsel for the Independent Underwriter and such control persons of the Independent Underwriter shall be designated in writing by the Independent Underwriter. No indemnifying party shall, without the written consent of the indemnified parties, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action (including any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened) or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of each indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

        (e) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a),
(b) or (c) above in respect of any losses, claims, expenses, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, expenses, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Controlling Person on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (d) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Controlling Person on the one hand and the Underwriters on the other in connection with the statements or omissions, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Controlling Person on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Controlling Person bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the U.S. Prospectus. The Company, the Controlling Person and the Underwriters agree that Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Independent Underwriter") will not receive any additional benefits hereunder for serving as the Independent Underwriter in connection with the offering and sale of the ADSs. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Controlling Person on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Controlling Person and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, expenses, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing or defending any such action (including any litigation or any investigation or proceeding by any governmental agency or body, commenced or threatened) or claim. Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint.

        (f) The obligations of the Company and the Controlling Person under this
Section 9 shall be in addition to any liability which the Company and the Controlling Person may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to each affiliate and selling agent of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the

Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such ADSs, or the Company notifies you that they have so arranged for the purchase of such ADSs, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

        (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

        (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities and contribution provisions in Section 9, and the agreements, representations, warranties and other statements of the Company, the Controlling Person and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the ADSs.

     12. If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor the Controlling Person shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company as provided herein, the Company will, upon the occurrence of any failure to complete the sale and delivery of the ADSs, promptly (and, in any event, not later than 30 days), jointly and severally, reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 1, 7 and 9 hereof.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives in the case of Goldman Sachs (Asia) L.L.C., at 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department; and in the case of Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, 250 Vessey Street, New York, NY 10080, facsimile number: __________, Attention: _____________ and with a copy to Merrill Lynch (Asia Pacific) Limited, at 15/F, 3 Garden Road, Hong Kong,
Attention: Julian Lee, if to the Company shall be delivered or sent by mail, telex or facsimile transmission to China Nepstar Chain Drugstore Ltd., 6th Floor, Tower B, Xinnengyuan Building, Nanhai Road, Nanshan District, Shenzhen, Guangdong Province, 518054, People's Republic of China; if to the Controlling Person shall be delivered or sent by mail, telex or facsimile transmission to China Nepstar Chain Drugstore Ltd., 6th Floor, Tower B, Xinnengyuan Building, Nanhai Road, Nanshan District, Shenzhen, Guangdong Province, 518054, People's Republic of China; provided, however, that any notice to an Underwriter pursuant to Section 9(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its underwriters' questionnaire, or telex constituting such questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Controlling Person and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Controlling Person brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Controlling Person has appointed CT Corporation System, 111 Eighth Avenue, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Controlling Person represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Controlling Person as the case may be.

     16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Controlling Person, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Controlling Person and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. Each of the Company and the Controlling Person acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company and the several Underwriters, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Controlling Person, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Controlling Person with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Controlling Person on other matters) or any other obligation to the Company or the Controlling Person except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Controlling Person has consulted its own legal, accounting, tax, regulatory, and financial advisors to the extent it deemed appropriate. Each of the Company and the Controlling Person agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or the Controlling Person, in connection with such transaction or the process leading thereto.

     19. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company and the Underwriters, or any of them, with respect to the subject matter hereof.

     20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. Each of the Company, the Controlling Person and the Underwriters irrevocably waives, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     23. Notwithstanding anything herein to the contrary, the Company is authorized to disclose to any persons the U.S. Federal and State income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

     If the foregoing is in accordance with your understanding, please sign and return to us [seven] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Controlling Person. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Controlling Person for examination upon request, but without warranty on your part as to the authority of the signers thereof.


                                            Very truly yours,



                                            China Nepstar Chain Drugstore Ltd.



                                            By:
                                                --------------------------------
                                                Name:
                                                Title:


                                            Simin ZHANG



                                            ------------------------------------

Accepted as of the date hereof on behalf of each of the Underwriters



Goldman Sachs (Asia) L.L.C



By:
    -----------------------------
    Name:
    Title:



Merrill Lynch, Pierce, Fenner & Smith Incorporated



By:
    -----------------------------
    Name:
    Title:

                                   SCHEDULE I

                                                                                                    NUMBER OF OPTIONAL ADSS TO
                                                                  TOTAL NUMBER OF FIRM ADSS           BE PURCHASED IF MAXIMUM
                          UNDERWRITER                                  TO BE PURCHASED                   OPTION EXERCISED
                                                                  -------------------------         --------------------------
Goldman Sachs (Asia) L.L.C...................................
Merrill Lynch, Pierce, Fenner & Smith
              Incorporated...................................
CLSA Limited.................................................

                                                                  -------------------------         --------------------------
TOTAL
                                                                  =========================         ==========================



                                     SCH-I

                                  SCHEDULE II

     (a) Issuer Free Writing Prospectuses not included in the Pricing Disclosure Package: _____________

     (b) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package:_____________

                                     SCH-II

                                                                         ANNEX I
                             FORM OF COMFORT LETTER

     Pursuant to Section 8(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

They are independent certified public accountants with respect to the Company and its Subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

               (i) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

               (ii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (v)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

               (iii) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and Regulation S-K;

               (iv) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its Subsidiaries, inspection of the minute books of the Company and its Subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its Subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                    ANNEX I-1

               (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated share capital (other than issuances of share capital upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its Subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                                   ANNEX I-2

               (V) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph
          (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its Subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its Subsidiaries and have found them to be in agreement.

                                   ANNEX I-3

                                                                        ANNEX II
                      PARTIES TO EXECUTE LOCK-UP AGREEMENT

Simin Zhang
Jiannong Qian
Jiaxin Feng
Andrew Weiwen Chen
Zixin Shao
Liangping Mou
Fuxiang Zhang
Wei Lin
Ranting Qian
Liping Zhou
Feng Tu
Feng Zhang
China Neptunus Drugstore Holding Ltd.
Bonusgo Limited
GS Capital Partners 2000, L.P.
GS Capital Partners 2000 Employee Fund, L.P.
Goldman Sachs Direct Investment Fund 2000, L.P.
GS Capital Partners 2000 Offshore, L.P.
GS Capital Partners 2000 GmbH & Co. Beteiligungs KG

                                   ANNEX II-1

                                                                       ANNEX III

                           FORM OF LOCK-UP AGREEMENT
                       CHINA NEPSTAR CHAIN DRUGSTORE LTD.

                               LOCK-UP AGREEMENT

                                                    ___________, 2007

Goldman Sachs (Asia) L.L.C.
68th Floor, Cheung Kong Center
2 Queen's Road Central
Hong Kong

Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
250 Vesey Street
New York, NY 10080

     As Representatives of the several Underwriters named in Schedule I attached hereto.

                     Re: China Nepstar Chain Drugstore Ltd.
Ladies and Gentlemen:

     The undersigned understands that you, as representatives (the "Representatives"), propose to enter into an underwriting agreement, on behalf of the several underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with China Nepstar Chain Drugstore Ltd., a company incorporated in the Cayman Islands (the "Company") and certain other parties named in such agreement, providing for a public offering of American Depositary Shares (the "ADSs") representing ordinary shares of the Company, par value US$0.0001 per share (the "Ordinary Shares"), pursuant to a Registration Statement on Form F-1 (File No. 333-______) and a Registration Statement on Form F-6 (File No. 333-______) to be filed with the U.S. Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the ADSs and continuing to and including the date 180 days after the date of such final Prospectus (the "Lock-Up Period"), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests, whether or not such swap or other transaction is to be settled by delivery of ADSs, Ordinary Shares or such other securities, in cash or otherwise): (A) any ADSs or Ordinary Shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or Ordinary Shares or any such substantially similar securities; and (B) any ordinary shares of the Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such common shares or such depositary shares or depositary receipts or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly by the undersigned (including

                                  ANNEX III-1
holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC (in each case other than pursuant to a bona fide gift by an individual to a donee or a sale or transfer by an entity to an affiliate; provided that such donee or affiliate agrees to be bound in writing by the restrictions set forth herein), without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The undersigned understands that the Company will provide the Representatives and the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

     The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

     This Lock-Up Agreement shall terminate upon the expiration of the Lock-Up Period or in the event that there is no delivery of, and payment for, the ADSs pursuant to the underwriting agreement, upon three days' prior written notice of such non-delivery and non-payment given by the undersigned to you.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

                                  ANNEX III-2

                                                     Very truly yours,





                                                     ---------------------
                                                     Exact Name of Shareholder


                                                     ---------------------
                                                     Authorized Signature


                                                     ---------------------
                                                     Title

                                  ANNEX III-3